UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1685

Name of Registrant:	VANGUARD MORGAN GROWTH FUND

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Morgan™ Growth Fund

› Annual Report

September 30, 2005

>	For the fiscal year ended September 30, 2005, the Investor Shares of Vanguard Morgan Growth Fund returned 16.1%, ahead of the fund’s benchmark index, but a bit short of its peer group average. The fund’s Admiral Shares returned 16.3%.

>	Although the broad stock market endured some periods of less-than-upbeat economic news, it produced a very solid return over the fiscal period.

>	Excellent stock selection in the consumer discretionary, health care, and technology sectors helped the fund outpace its benchmark index. Several other sectors made small, but important, contributions to the fund’s outperformance.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund's After-Tax Returns	29
About Your Fund's Expenses	30
Trustees Renew Advisory Arrangements	32
Glossary	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005
Vanguard Morgan Growth Fund
Investor Shares	16.1%
Admiral™ Shares[1]	16.3
Russell 3000 Growth Index	12.1
Average Multi-Cap Growth Fund[2]	17.7
Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Morgan Growth Fund

Investor Shares	$14.77	$17.04	$0.105	$0.000

Admiral Shares	45.84	52.91	0.386	0.000

1 Admiral Shares: A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the 12 months ended September 30, 2005, Vanguard Morgan Growth Fund returned slightly more than 16%. The fund benefited from some very good stock selections as well as from a market that showed heightened interest in reasonably valued growth stocks.

As the table on page 1 shows, your fund outpaced its benchmark, the Russell 3000 Growth Index. Excellent stock selection in the fund’s three largest sectors—consumer discretionary, health care, and technology—boosted its relative returns. For details on the fund’s starting and ending net asset values, as well as distribution amounts, please see the table on page 1. If you hold Morgan Growth shares in a taxable account, you may wish to review the fund’s after-tax returns on page 29.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand both persistently high energy prices and the potentially wide-ranging economic impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns of smaller stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to their U.S. counterparts.

Bonds continued to show a “flattening” yield trend

In the fixed income market, yields of short-term securities rose sharply while yields of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, the flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times over the fiscal year, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

Advisors’ solid stock selections put the fund on a winning course

The Morgan Growth Fund had an excellent fiscal year, outpacing the return of the Russell 3000 Growth Index by 4 percentage points. All of the 12 industry sectors in which the fund invested contributed to its climb of more than 16%.

Your fund’s fine 12-month return reflected the efforts of three independent investment advisors, each with its own strategy for identifying stocks that exhibit “growth at a reasonable price.” The advisors’ complementary approaches provide shareholders with an additional level of diversification and risk control. Two of the three—Franklin Portfolio Associates and Vanguard Quantitative Equity Group—focus on quantitative measures of valuation in the large- and mid-cap market segments, while the third, Wellington Management Company, employs more traditional research techniques to invest across the market-cap spectrum. The table below shows the percentage of assets each advisor managed at the fiscal year-end.

Solid stock selection in the consumer discretionary, health care, and technology sectors was important to the fund’s success. In the consumer discretionary sector, for example, the fund’s holdings outperformed the corresponding index sector, and the effect was magnified because, on average, Morgan Growth had a higher asset weighting in this group. The fund’s best-performing stocks in this sector were search engine Google, clothing retailer Abercrombie & Fitch, and computer-game maker Activision. Several health care holdings also did very well, including the managed-care providers Aetna and Coventry Health Care and biotech company Amgen. Among technology stocks, National

Fund Assets Managed
	September 30, 2005
	$ Million	Percentage
Wellington Management Company, LLP	$2,149	38%

Franklin Portfolio Associates, LLC	1,701	30

Vanguard Quantitative Equity Group	1,553	28

Cash Investments[1]	246	4

Total	$5,649	100%

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Semiconductor, Apple Computer, and computer-aided design firm Autodesk were the fund’s leading contributors.

The fund also profited from its small holdings in the integrated oils, “other energy,” and utilities sectors. These sectors benefited from continued strong demand and rising prices for oil and energy-related products. Each posted outsized returns that contributed significantly to the fund’s overall result despite the three sectors’ small weightings in the portfolio.

Most of the fund’s shortfalls involved missed opportunities or errors of omission. For example, the advisors identified excellent stocks in the consumer staples sector, but held them in proportions too small to have much impact on the overall return. The fund also missed out on some of the better-performing stocks in the producer durables sector.

For more details on the fund’s positioning and performance, see the Advisors’ Report on page 7.

The fund has proved its mettle over the long term

Short-term results tell only a little about the character of a fund. The true measure is the fund’s long-term record encompassing a variety of investment landscapes. Morgan Growth Fund has faced many tests over its 35-plus-year history. It has enjoyed some very good years and weathered some disappointing ones. However, the fund’s overall strategy has remained consistent throughout.

Over the past decade, the fund’s advisors have steered it to a very impressive record. The table below shows what would have happened to a hypothetical $10,000 investment made in the fund ten years ago. Also shown are the results for comparable investments in the average peer fund, the benchmark index, and the broad stock market. (Note that the last two do not incur any costs.) As you can see, the investment in Morgan Growth would have ended more than $3,200 higher than an investment in the average peer.

Total Returns
	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
Morgan Growth Fund Investor Shares	9.2%	$24,045

Russell 3000 Growth Index	6.6	18,991

Average Multi-Cap Growth Fund	7.6	20,774

Dow Jones Wilshire 5000 Index	9.4	24,619

Two important factors have contributed to the fund’s impressive long-term result. The first is the talent of the advisors, who have added value to shareholders’ accounts through experience, skill, and dedication. The second is the fund’s extremely low operating costs, which allow a larger share of the returns to remain in your account, where the money can continue to work for you.

Diversification: A practice that never goes out of style

The history of the stock market shows a pattern in which growth stocks sometimes outpace value stocks and value stocks sometimes top growth stocks. As is always true with the stock market, it’s impossible to accurately predict which style will prevail during any given time period. That’s why it’s wise to be sure your portfolio includes both growth and value.

On a broader level, it’s important to hold a mix of investments in stocks, bonds, and short-term reserves that corresponds with your objectives, time horizon, and risk tolerance. Over the years, we’ve constantly encouraged Vanguard shareholders to strive for this sort of asset diversification because it is the best way to gain exposure to top-performing asset classes while limiting the risk from the worst-performing—no matter which happens to be on top or in the cellar at a given time. As one part of a balanced portfolio, the Morgan Growth Fund can play a vital role in helping you to move toward your goals.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 11, 2005

Expense Ratios:1
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund

Morgan Growth Fund	0.41%	0.24%	1.68%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Advisors’ Report

During the 12 months ended September 30, 2005, the Investor Shares of Vanguard Morgan Growth Fund returned 16.1% and the lower-cost Admiral Shares returned 16.3%. This performance reflects the combined efforts of your fund’s three independent advisors. The use of three advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how the portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager: Robert D. Rands, CFA,
Senior Vice President

We are concerned about the U.S. economy because of the Federal Reserve Board’s interest-rate tightening policy, the high cost of energy, and record housing prices. The Fed’s policy of keeping short-term rates inordinately low earlier in this decade has led to residential housing driving the U.S. economy for the past few years. When consumers learned how easy it was to refinance their mortgages in a period of falling interest rates, they then stretched the concept of refinancing to include refinancing with cash back to take out the price appreciation in their homes. This extra cash flow has kept the economy afloat, but rising interest

Vanguard Morgan Growth Fund Investment Advisors

Investment Advisor	Assets Managed (%)	Investment Strategy

Wellington Management	38	Traditional methods of stock selection—research and
Company, LLP		analysis—that identify companies believed to have
		above-average growth prospects, particularly those
		in industries undergoing change. Focuses on mid- and
		large-capitalization companies with proven records
		of sales and earnings growth, profitability, and cash
		flow generation.

Franklin Portfolio Associates, LLC	30	Quantitative management using a blend of valuation
		and growth/momentum factors to drive stock
		selection decisions for a mid-cap growth sub-portfolio.

Vanguard Quantitative	28	Quantitative management using models that assess
Equity Group		valuation, marketplace sentiment, and balance sheet
		characteristics of companies versus their peers

Cash investments[1]	4	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

rates and record home prices have taken housing affordability back down to multi-year lows.

At the same time, the dramatic rise in the cost of energy is also beginning to reduce consumers’ flexibility, which may lead to a decline in discretionary spending at some point. Meanwhile, with the Fed’s focus on fighting inflation, it looks like short-term interest rates have further to go on the upside. Based on this scenario, our portfolio is positioned with the lowest exposure to the U.S. consumer in many years. Instead, we have tilted the portfolio toward companies that are less correlated to U.S. economic growth, namely health care companies and non-U.S. firms.

During the past 12 months, we increased our exposure to health care and energy stocks, while reducing exposure to consumer discretionary and financial services issues. Within health care, valuations are at rock bottom and we are upbeat about the impact of the Medicare drug benefit, which kicks in next year. We have tried to invest in companies with decent current businesses, limited patent expirations over the foreseeable future, and good pipelines. Our energy holdings enjoyed strong returns during the period, and we recently reduced holdings of some energy stocks to lock in profits. At the end of the period, our portfolio’s largest overweighted positions were in health care, energy, and technology. The largest underweighted positions were in industrials and consumer-related stocks.

Franklin Portfolio Associates, LLC

Portfolio Manager: John S. Cone, CFA

Mid-cap stocks have generally experienced very strong returns over the past 12 months. The Russell Midcap Growth Index, the benchmark for our firm’s sub-portfolio, has returned more than 23% during this period. The portfolio is tilted toward stocks that are showing relative strength in price movements versus the benchmark, which boosted our results during the fiscal year. A tilt toward better valuation—as measured by the portfolio’s lower price/earnings ratio versus the benchmark—also made a positive contribution to results in the first half of the year, but was detrimental in recent months. The market may be shifting to an environment in which momentum factors, rather than valuation, will dominate successful stock selection.

Our results for the fiscal year benefited from strong stock selections in a mix of industries, including semiconductors (National Semiconductor), securities (Ameritrade), computer software (Activision), energy reserves (Chesapeake Energy), and clothing (Abercrombie & Fitch). Our portfolio’s returns were hampered by a position in Doral Financial—a diversified financial services company with mortgage banking operations in Puerto Rico. The price of Doral Financial dropped significantly after the company announced a need to restate financial results going back as far as 2000. The stock is no longer in our portfolio.

Our investment process constantly seeks out attractive mid-cap stocks in a variety of industries. Among the stocks recently identified are KLA-Tencor (semiconductor manufacturing equipment), Patterson-UTI Energy (oil and gas drilling), Marriott International (hotels), Coventry Health Care (medical services–HMO), and Darden Restaurants (restaurants).

Vanguard Quantitative Equity Group

Portfolio Managers:

George U. Sauter, Managing Director and Chief Investment Officer

Joel M. Dickson, Principal

Our quantitative investment process evaluates a security’s attractiveness based on three criteria: valuation, sentiment, and balance sheet characteristics. Our process evaluates securities relative to their peer groups (e.g., a technology stock compared to the universe of technology stocks). We purchase our most attractively ranked stocks and sell those stocks we believe are overvalued based on our model’s output, while neutralizing risk characteristics versus a large-capitalization growth benchmark. Our risk-control process neutralizes unintended exposure to market capitalization, volatility, and industry differences versus the Morgan Stanley Capital International U.S. Prime Market Growth Index.

Our experience is that our underlying models perform well over long time frames, but their effectiveness varies over shorter periods. For example, over the past fiscal year, the performance of our valuation model—in which we prefer stocks with more attractive valuation characteristics—drove our results, as valuation was a key determinant of industry-relative returns. Although our momentum and balance sheet models did not materially detract from our performance, their excess return contributions were more muted over this particular period.

Our model results were particularly strong in the health care sector. A preference for the securities of health maintenance organizations (HMOs) and hospitals within this sector benefited the portfolio. Of course, not all of our picks turned out this well. The banking industry was our biggest detractor, from a relative return standpoint, as a large holding in Doral Financial (–67% for the fiscal year) performed extremely poorly.

Fund Profile
As of September 30, 2005

Portfolio Characteristics	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	335	2,014	4,967
Median Market Cap	$17.2B	$29.9B	$27.0B
Price/Earnings Ratio	22.5x	23.6x	21.1x
Price/Book Ratio	3.7x	4.2x	2.8x
Yield		1.0%	1.6%
Investor Shares	0.6%
Admiral Shares	0.8%
Return on Equity	18.1%	20.0%	17.7%
Earnings Growth Rate	18.4%	15.3%	9.1%
Foreign Holdings	11.0%	0.0%	2.2%
Turnover Rate	88%	—	—
Expense Ratio		—	—
Investor Shares	0.41%
Admiral Shares	0.24%
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	3%	2%	2%
Consumer Discretionary	19	19	15
Consumer Staples	5	8	7
Financial Services	9	8	22
Health Care	21	20	12
Integrated Oils	2	0	5
Other Energy	5	4	5
Materials & Processing	2	3	4
Producer Durables	6	7	5
Technology	20	22	13
Utilities	4	2	6
Other	2	5	4
Short-Term Reserves	2%	—	—

Volatility Measures	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.96	1.00	0.94	1.00
Beta	1.01	1.00	1.08	1.00

Ten Largest Holdings[3] (% of total net assets)
Microsoft Corp.	software	2.5%
Google Inc.	media	1.6
Amgen, Inc.	biotechnology	1.4
AstraZeneca Group PLC ADR	pharmaceuticals	1.4
Yahoo! Inc.	media	1.4
General Electric Co.	conglomerate	1.4
Procter & Gamble Co.	consumer products	1.3
QUALCOMM Inc.	telecommunications	1.1
Medtronic, Inc.	health care products	1.1
PepsiCo, Inc.	beverage	1.0
Top Ten		14.2%

1 Russell 3000 Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
    See page 35 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance September 30, 1995–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Morgan Growth Fund Investor Shares	16.12%	-2.54%	9.17%	$24,045

Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619

Russell 3000 Growth Index	12.13	-8.20	6.62	18,991

Average Multi-Cap Growth Fund[1]	17.74	-8.00	7.59	20,774

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Morgan Growth Fund Admiral Shares	16.32%	1.83%	$108,286

Dow Jones Wilshire 5000 Index	14.65	3.12	114,393

Russell 3000 Growth Index	12.13	-1.50	93,596

1 Derived from data provided by Lipper Inc.
2 May 14, 2001.
   Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Fiscal-Year Total Returns (%) September 30, 1995–September 30, 2005

[Dark Gray] Morgan Growth Fund Investor Shares
[Light Gray] Russell 3000 Growth Index

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (94.8%)[1]
Auto & Transportation (2.4%)
*^ Ryanair Holdings PLC ADR	847,200	38,573
^Gol-Linhas Aereas Inteligentes S.A	501,208	16,264
J.B. Hunt Transport Services, Inc.	827,800	15,736
C.H. Robinson Worldwide, Inc.	218,500	14,010
Hyundai Mobis	165,890	13,668
United Parcel Service, Inc.	158,100	10,929
PACCAR, Inc.	106,400	7,223
FedEx Corp.	73,000	6,360
* The Goodyear Tire & Rubber Co.	401,600	6,261
Polaris Industries, Inc.	81,200	4,023
Harley-Davidson, Inc.	72,200	3,497
Southwest Airlines Co.	109,500	1,626
Consumer Discretionary (18.4%)		138,170
* Google Inc.	279,100	88,324
* Yahoo! Inc.	2,315,200	78,346
Viacom Inc. Class B	1,385,800	45,745
*^ XM Satellite Radio Holdings, Inc.	1,135,400	40,772
The News Corp., Inc.	2,258,900	35,216
American Eagle Outfitters, Inc.	1,356,540	31,919
Marriott International, Inc. Class A	498,900	31,431
Wal-Mart Stores, Inc.	678,700	29,741
Staples, Inc.	1,372,750	29,267
* Kohl's Corp.	540,600	27,127
Abercrombie & Fitch Co.	534,755	26,658
Hilton Hotels Corp.	1,159,500	25,880
Black & Decker Corp.	301,100	24,717
Yum! Brands, Inc.	495,500	23,987
* Career Education Corp.	670,500	23,843
Darden Restaurants Inc.	749,500	22,762
Starwood Hotels & Resorts Worldwide, Inc.	376,500	21,525
Dollar General Corp.	1,153,700	21,159
Home Depot, Inc.	545,800	20,817
CDW Corp.	321,500	18,943
* Pixar, Inc.	392,200	17,457
* Activision, Inc.	840,566	17,190
* Bed Bath & Beyond, Inc.	403,500	16,213
Michaels Stores, Inc.	470,800	15,565
Fastenal Co.	247,300	15,108
* Getty Images, Inc.	171,100	14,721
Robert Half International, Inc.	408,900	14,553
Gillette Co.	241,000	14,026
EchoStar Communications Corp. Class A	462,600	13,679
Target Corp.	239,600	12,442
Publishing & Broadcasting Ltd.	894,242	11,261
Boyd Gaming Corp.	255,900	11,034
* eBay Inc.	257,400	10,605

	Shares	Market Value• ($000)
Lowe's Cos., Inc.	163,600	10,536
Adidas-Salomon AG	60,000	10,480
Geox SpA	889,914	8,916
Omnicom Group Inc.	104,700	8,756
* Univision Communications Inc.	297,700	7,898
J.C. Penney Co., Inc. (Holding Co.)	165,200	7,834
* Cogent Inc.	295,100	7,009
Mattel, Inc.	415,900	6,937
The Corporate Executive Board Co.	87,100	6,792
* VeriSign, Inc.	279,300	5,969
* Marvel Entertainment, Inc.	328,350	5,868
Dex Media, Inc.	205,348	5,707
* IAC/InterActiveCorp	223,200	5,658
Carnival Corp.	113,000	5,648
* Brinker International, Inc.	149,100	5,600
* Advance Auto Parts, Inc.	137,970	5,337
Costco Wholesale Corp.	121,500	5,235
The McGraw-Hill Cos., Inc.	96,800	4,650
Best Buy Co., Inc.	106,250	4,625
Meredith Corp.	87,000	4,340
The Gap, Inc.	243,200	4,239
* Copart, Inc.	176,200	4,206
* Starbucks Corp.	81,000	4,058
NIKE, Inc. Class B	45,900	3,749
* Liberty Media Corp.	458,699	3,693
* Hewitt Associates, Inc.	134,800	3,677
Aramark Corp. Class B	126,500	3,379
* DirecTV Group, Inc.	194,022	2,906
Republic Services, Inc. Class A	79,000	2,788
Avon Products, Inc.	96,600	2,608
Regal Entertainment Group Class A	125,200	2,509
News Corp., Inc., Class B	146,153	2,412
* Sears Holdings Corp.	16,900	2,103
Waste Management, Inc.	68,700	1,966
Harrah's Entertainment, Inc.	28,000	1,825
Clear Channel Communications, Inc.	52,999	1,743
* MGM Mirage, Inc.	32,000	1,401
* AutoZone Inc.	14,700	1,224
Washington Post Co. Class B	1,380	1,107
Estee Lauder Cos. Class A	31,200	1,087
* Lamar Advertising Co. Class A	20,944	950
Polo Ralph Lauren Corp.	14,600	734
Consumer Staples (4.2%)		1,040,192
The Procter & Gamble Co.	1,257,600	74,777
PepsiCo, Inc.	1,041,200	59,046
The Clorox Co.	417,100	23,166
The Pepsi Bottling Group, Inc.	689,800	19,694
Walgreen Co.	260,000	11,297
The Coca-Cola Co.	192,900	8,331
Anheuser-Busch Cos., Inc.	185,200	7,971
CVS Corp.	203,500	5,904
Colgate-Palmolive Co.	103,900	5,485
* The Kroger Co.	232,700	4,791
Brown-Forman Corp. Class B	76,800	4,573
Coca-Cola Enterprises, Inc.	184,800	3,604
Sysco Corp.	113,600	3,564
The Hershey Co.	44,300	2,495
* Dean Foods Co.	36,700	1,426
Financial Services (8.5%)		236,124
American International Group, Inc.	676,421	41,911
* Fiserv, Inc.	775,800	35,586
UBS AG	371,600	31,772
First Data Corp.	732,400	29,296
Bank of America Corp.	670,700	28,236
Capital One Financial Corp.	352,900	28,063
ACE Ltd.	433,900	20,424
* Ameritrade Holding Corp.	950,400	20,415

	Shares	Market Value• ($000)
American Express Co.	312,500	17,950
* E*TRADE Financial Corp.	899,300	15,828
IndyMac Bancorp, Inc.	346,800	13,726
Legg Mason Inc.	120,500	13,218
Moody's Corp.	226,300	11,559
Paychex, Inc.	299,800	11,117
^Commerce Bancorp, Inc.	353,600	10,852
Hudson City Bancorp, Inc.	895,900	10,661
H & R Block, Inc.	427,200	10,244
^The First Marblehead Corp.	342,000	8,687
Synovus Financial Corp.	300,800	8,338
Franklin Resources Corp.	94,200	7,909
W.R. Berkley Corp.	198,250	7,827
Golden West Financial Corp.	117,900	7,002
Global Payments Inc.	85,900	6,676
CIGNA Corp.	56,307	6,636
Federated Investors, Inc.	196,000	6,513
Automatic Data Processing, Inc.	148,300	6,383
Fair, Isaac, Inc.	132,600	5,940
SLM Corp.	106,700	5,723
SEI Investments Co.	151,100	5,678
Progressive Corp. of Ohio	48,000	5,029
HCC Insurance Holdings, Inc.	167,700	4,784
* AmeriCredit Corp.	188,300	4,495
AFLAC Inc.	94,900	4,299
Northern Trust Corp.	81,800	4,135
State Street Corp.	84,200	4,119
Axis Capital Holdings Ltd.	140,000	3,991
TCF Financial Corp.	119,700	3,202
The Chicago Mercantile Exchange	8,400	2,833
Nuveen Investments, Inc. Class A	63,600	2,505
Countrywide Financial Corp.	52,331	1,726
White Mountains Insurance Group Inc.	1,900	1,148
Marsh & McLennan Cos., Inc.	29,500	897
* CheckFree Corp.	18,970	717
Host Marriott Corp. REIT	29,800	504
* HomeStore, Inc.	69,036	300
Health Care (20.7%)		478,854
* Amgen, Inc.	986,000	78,555
AstraZeneca Group PLC ADR	1,665,600	78,450
Medtronic, Inc.	1,109,400	59,486
Sanofi-Aventis	675,768	56,142
Aetna Inc.	603,436	51,980
Schering-Plough Corp.	2,449,021	51,552
Johnson & Johnson	756,100	47,846
UnitedHealth Group Inc.	797,100	44,797
* Coventry Health Care Inc.	491,900	42,313
* Genzyme Corp.- General Division	556,300	39,853
* Gilead Sciences, Inc.	770,500	37,570
* Invitrogen Corp.	449,200	33,793
Roche Holdings AG	228,556	31,884
* WellPoint Inc.	401,600	30,449
Teva Pharmaceutical Industries Ltd. Sponsored ADR	835,000	27,906
AmerisourceBergen Corp.	357,500	27,635
*^ Amylin Pharmaceuticals, Inc.	771,200	26,830
Cardinal Health, Inc.	385,200	24,437
Quest Diagnostics, Inc.	443,300	22,404
* Express Scripts Inc.	348,400	21,670
Allergan, Inc.	236,000	21,622
Eisai Co., Ltd.	493,100	21,189
* Community Health Systems, Inc.	471,500	18,299
Abbott Laboratories	428,812	18,182
* Biogen Idec Inc.	436,200	17,221
Shionogi & Co., Ltd.	1,241,000	16,982
Bausch & Lomb, Inc.	203,800	16,443
* St. Jude Medical, Inc.	350,600	16,408
* Lincare Holdings, Inc.	390,109	16,014
Eli Lilly & Co.	298,000	15,949

	Shares	Market Value• ($000)
* Hospira, Inc.	374,700	15,351
* ICOS Corp.	537,100	14,835
Dade Behring Holdings Inc.	372,400	13,652
* Genentech, Inc.	120,899	10,181
Universal Health Services Class B	196,300	9,350
* Medco Health Solutions, Inc.	164,500	9,020
* Laboratory Corp. of America Holdings	168,800	8,222
Baxter International, Inc.	196,700	7,842
* Barr Pharmaceuticals Inc.	118,800	6,525
HCA Inc.	132,700	6,359
Wyeth	136,000	6,293
Mylan Laboratories, Inc.	306,900	5,911
Guidant Corp.	82,600	5,690
C.R. Bard, Inc.	85,500	5,646
* Tenet Healthcare Corp.	459,800	5,164
* Edwards Lifesciences Corp.	103,000	4,574
* Zimmer Holdings, Inc.	62,800	4,326
Becton, Dickinson & Co.	62,200	3,261
* Boston Scientific Corp.	129,100	3,017
* Forest Laboratories, Inc.	71,699	2,794
* Celgene Corp.	40,500	2,200
Stryker Corp.	38,600	1,908
Biomet, Inc.	52,200	1,812
* Caremark Rx, Inc.	21,500	1,074
* Cephalon, Inc.	14,300	664
Integrated Oils (2.0%)		1,169,532
Petro Canada	1,029,754	42,972
ConocoPhillips Co.	461,400	32,257
Petrol Brasil Series A ADR	327,900	20,904
Murphy Oil Corp.	297,100	14,816
Other Energy (4.8%)		110,949
Baker Hughes, Inc.	634,300	37,855
Patterson-UTI Energy, Inc.	956,875	34,524
* Transocean Inc.	557,100	34,156
Chesapeake Energy Corp.	845,700	32,348
Valero Energy Corp.	191,700	21,674
* Grant Prideco, Inc.	409,800	16,658
Schlumberger Ltd.	149,800	12,640
BJ Services Co.	324,900	11,693
* China Shenhua Energy Co. Ltd. H-Shares	9,000,000	10,557
Pioneer Natural Resources Co.	190,700	10,473
XTO Energy, Inc.	205,862	9,330
EOG Resources, Inc.	122,400	9,168
Apache Corp.	116,500	8,763
Halliburton Co.	124,700	8,544
* Nabors Industries, Inc.	49,100	3,527
Rowan Cos., Inc.	88,400	3,137
ENSCO International, Inc.	56,000	2,609
* Ultra Petroleum Corp.	35,600	2,025
Diamond Offshore Drilling, Inc.	31,300	1,917
* Pride International, Inc.	30,700	875
Materials & Processing (2.2%)		272,473
Freeport-McMoRan Cooper & Gold, Inc. Class B	539,664	26,222
Nucor Corp.	423,300	24,970
Avery Dennison Corp.	266,400	13,957
Sigma-Aldrich Corp.	196,300	12,575
* Energizer Holdings, Inc.	181,400	10,285
E.I. du Pont de Nemours & Co.	253,300	9,922
Precision Castparts Corp.	133,316	7,079
The Timken Co.	206,100	6,107
Ball Corp.	145,516	5,346
Praxair, Inc.	62,300	2,986
Masco Corp.	72,800	2,234
The St. Joe Co.	18,400	1,149
* Sealed Air Corp.	20,600	978
Producer Durables (5.5%)		123,810
KLA-Tencor Corp.	863,800	42,119
D. R. Horton, Inc.	1,068,139	38,688
Joy Global Inc.	519,900	26,234
* LAM Research Corp.	731,400	22,286
KB HOME	275,800	20,189

	Shares	Market Value• ($000)
* Toll Brothers, Inc.	441,000	19,699
Standard Pacific Corp.	417,600	17,335
Lennar Corp. Class A	238,300	14,241
W.W. Grainger, Inc.	222,300	13,987
United Technologies Corp.	260,300	13,494
* Crown Castle International Corp.	497,500	12,253
* Thermo Electron Corp.	341,300	10,546
Caterpillar, Inc.	173,800	10,211
Nokia Corp. ADR	591,600	10,004
The Boeing Co.	136,100	9,248
Lockheed Martin Corp.	118,900	7,258
* Xerox Corp.	337,800	4,611
Pulte Homes, Inc.	91,400	3,923
Illinois Tool Works, Inc.	44,700	3,680
Applied Materials, Inc.	209,000	3,545
Danaher Corp.	56,821	3,059
* NVR, Inc.	2,140	1,894
* Lexmark International, Inc.	30,100	1,838
* Alliant Techsystems, Inc.	8,900	664
Technology (19.7%)		311,006
Microsoft Corp.	5,522,400	142,091
QUALCOMM Inc.	1,364,200	61,048
* Dell Inc.	1,669,700	57,104
National Semiconductor Corp.	1,919,300	50,478
* Corning, Inc.	2,141,800	41,401
* EMC Corp.	3,099,500	40,108
Intel Corp.	1,569,700	38,693
Samsung Electronics Co., Ltd.	67,500	38,304
* NVIDIA Corp.	1,115,808	38,250
General Dynamics Corp.	312,200	37,324
International Business Machines Corp.	410,200	32,906
* Amdocs Ltd.	1,150,600	31,906
* McAfee Inc.	1,001,700	31,473
* Cisco Systems, Inc.	1,625,100	29,138
* Network Appliance, Inc.	1,153,600	27,386
* NCR Corp.	823,400	26,275
Hon Hai Precision Industry Co., Ltd.	5,409,669	25,296
* Research In Motion Ltd.	369,200	25,253
L-3 Communications Holdings, Inc.	309,100	24,441
* Affiliated Computer Services, Inc. Class A	412,300	22,512
Microchip Technology, Inc.	723,718	21,798
* Logitech International SA	528,284	21,445
* Accenture Ltd.	710,700	18,094
Adobe Systems, Inc.	550,800	16,441
* Compuware Corp.	1,700,600	16,156
Harris Corp.	378,700	15,830
* Jabil Circuit, Inc.	480,300	14,851
Texas Instruments, Inc.	422,700	14,330
* Oracle Corp.	1,095,700	13,576
* Apple Computer, Inc.	209,500	11,231
* ASML Holding NV	652,480	10,784
* Mercury Interactive Corp.	245,000	9,702
ADTRAN Inc.	306,000	9,639
Amphenol Corp.	222,800	8,988
Applera Corp.-Applied Biosystems Group	307,900	7,156
* Lucent Technologies, Inc.	2,106,200	6,845
* Comverse Technology, Inc.	259,500	6,817
* Advanced Micro Devices, Inc.	244,500	6,161
PerkinElmer, Inc.	299,900	6,109
Seagate Technology	366,800	5,814
* F5 Networks, Inc.	132,000	5,738
* Akamai Technologies, Inc.	352,000	5,614
Electronic Data Systems Corp.	224,000	5,027
* Agere Systems Inc.	478,200	4,978
* Ingram Micro, Inc. Class A	247,000	4,579
* Western Digital Corp.	342,500	4,429
Scientific-Atlanta, Inc.	112,000	4,201
* Symantec Corp.	181,800	4,120
Autodesk, Inc.	57,800	2,684
* QLogic Corp.	73,700	2,521
Rockwell Automation, Inc.	45,500	2,407
* Marvell Technology Group Ltd.	49,100	2,264
* Citrix Systems, Inc.	43,000	1,081
* International Rectifier Corp.	16,400	739
		1,113,536

	Shares	Market Value• ($000)
Utilities (3.4%)
* Comcast Corp. Class A	1,478,700	43,444
Sprint Nextel Corp.	1,752,904	41,684
* Nextel Partners, Inc.	1,230,400	30,883
America Movil SA de CV Series L ADR	810,000	21,319
Kinder Morgan, Inc.	206,000	19,809
* AES Corp.	868,900	14,276
TXU Corp.	99,500	11,232
* Comcast Corp. Special Class A	177,800	5,117
Telephone & Data Systems, Inc.	52,500	2,048
* Qwest Communications International Inc.	247,500	1,015
Telephone & Data Systems, Inc.- Special Common Shares	12,500	469
Other (2.0%)		191,296
General Electric Co.	2,270,900	76,461
Tyco International Ltd.	513,500	14,301
Fortune Brands, Inc.	138,400	11,256
* Berkshire Hathaway Inc. Class B	2,130	5,817
3M Co.	54,300	3,983
Brunswick Corp.	92,500	3,490
Exchange-Traded Fund (1.0%)		115,308
[2]^Vanguard Growth VIPERs	1,044,900	54,366
Total Common Stocks (Cost $4,528,675)		5,355,616
Temporary Cash Investments (6.5%)(1)
Money Market Fund (4.1%)
[3] Vanguard Market Liquidity Fund, 3.744%	151,980,132	151,980
[3] Vanguard Market Liquidity Fund, 3.744%—Note G	78,595,200	78,595
		230,575

	Face Amount ($000)	Market Value ($000)
Repurchase Agreement (2.1%)
Goldman Sachs & Co. 3.900%, 10/3/05 (Dated 9/30/05, Repurchase value $119,939,000 collateralized by Federal National Mortgage Assn 5.500%-6.000%, 9/1/32-5/1/35)
U.S. Agency Obligation (0.3%)
[4] Federal National Mortgage Assn [5] 3.468%, 10/12/05	14,000	13,987
Total Temporary Cash Investments (Cost $364,462)		364,462
Total Investments (101.3%) (Cost $4,893,137)		5,720,078
Other Assets and Liabilities (-1.3%)
Other Assets—Note C		95,753
Liabilities—Note G		(166,935)
		(71,182)
Net Assets (100%)		$5,648,896

At September 30, 2005, net assets consisted of:[6]	Amount ($000)
Paid-in Capital	5,222,548
Undistributed Net Investment Income	17,099
Accumulated Net Realized Losses	(418,683)
Unrealized Appreciation
Investment Securities	826,941
Futures Contracts	972
Foreign Currencies	19
Net Assets	5,648,896

Investor Shares—Net Assets
Applicable to 266,403,724 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,539,320
Net asset value per share— Investor Shares	$17.04

Admiral Shares—Net Assets
Applicable to 20,971,937 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,109,576
Net asset value per share— Admiral Shares	$52.91

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 3.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $13,987,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
September 30, 2005
($000)
Investment Income
Income
Dividends[1]	54,588
Interest[1]	7,376
Security Lending	331
Total Income	62,295
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,692
Performance Adjustment	106
The Vanguard Group—Note C
Management and Administrative
Investor Shares	13,494
Admiral Shares	903
Marketing and Distribution
Investor Shares	631
Admiral Shares	107
Custodian Fees	55
Auditing Fees	20
Shareholders' Reports
Investor Shares	109
Admiral Shares	1
Trustees' Fees and Expenses	9
Total Expenses	20,127
Expenses Paid Indirectly—Note D	(1,029)
Net Expenses	19,098
Net Investment Income	43,197
Realized Net Gain (Loss)
Investment Securities Sold[1]	333,172
Futures Contracts	12,415
Foreign Currencies	(98)
Realized Net Gain (Loss)	345,489
Change in Unrealized Appreciation (Depreciation)
Investment Securities	369,140
Futures Contracts	1,303
Foreign Currencies	19
Change in Unrealized Appreciation (Depreciation)	370,462
Net Increase (Decrease) in Net Assets Resulting from Operations	759,148

1	Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $703,000, $4,138,000, and $206,000, respectively.

Statement of Changes in Net Assets

Year Ended September 30,
2005	2004
($000)	($000)

Increase (Decrease) In Net Assets
Operations
Net Investment Income	43,197	15,134
Realized Net Gain (Loss)	345,489	374,767
Change in Unrealized Appreciation (Depreciation)	370,462	19,975
Net Increase (Decrease) in Net Assets Resulting from Operations	759,148	409,876
Distributions
Net Investment Income
Investor Shares	(29,142)	(10,102)
Admiral Shares	(4,441)	(1,963)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(33,583)	(12,065)
Capital Share Transactions—Note H
Investor Shares	(210,401)	427,784
Admiral Shares	505,807	82,780
Net Increase (Decrease) from Capital Share Transactions	295,406	510,564
Total Increase (Decrease)	1,020,971	908,375
Net Assets
Beginning of Period	4,627,925	3,719,550
End of Period[1]	5,648,896	4,627,925

1 Including undistributed net investment income of $17,099,000 and $7,583,000

Financial Highlights

Morgan Growth Fund Investor Shares

For a Share Outstanding	Year Ended September 30,				Jan. 1 to Sept. 30,	Year Ended Dec. 31,
Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$14.77	$13.34	$10.49	$12.71	$17.08	$22.92

Investment Operations

Net Investment Income	.129[2]	.05	.04	.049	.06	.16

Net Realized and Unrealized
Gain (Loss) on Investments	2.246	1.42	2.85	(2.194)	(4.38)	(2.90)

Total from Investment Operations	2.375	1.47	2.89	(2.145)	(4.32)	(2.74)

Distributions

Dividends from Net Investment Income	(.105)	(.04)	(.04)	(.075)	—	(.15)

Distributions from Realized Capital Gains	—	—	—	—	(.05)	(2.95)

Total Distributions	(.105)	(.04)	(.04)	(.075)	(.05)	(3.10)

Net Asset Value, End of Period	$17.04	$14.77	$13.34	$10.49	$12.71	$17.08

Total Return	16.12%	11.03%	27.62%	-17.04%	-25.33%	-12.51%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,539	$4,115	$3,329	$2,369	$3,066	$4,661

Ratio of Total Expenses to
Average Net Assets[3]	0.41%	0.44%	0.50%	0.48%	0.43%[4]	0.40%

Ratio of Net Investment Income to
Average Net Assets	0.82%[2]	0.32%	0.31%	0.37%	0.49%[4]	0.73%

PortfolioTurnover Rate	88%	88%	91%	104%	53%	94%

1	The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.044 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.00%, 0.00%, 0.02%, and (0.01%).
4	Annualized.

Morgan Growth Fund Admiral Shares

For a Share Outstanding	Year Ended September 30,				May 14[1] to Sept. 30,
Throughout Each Period	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$45.84	$41.40	$32.58	$39.44	$50.00

Investment Operations

Net Investment Income	.500[3]	.212	.17	.20	.12

Net Realized and Unrealized Gain (Loss)
on Investments	6.956	4.416	8.83	(6.79)	(10.68)

Total from Investment Operations	7.456	4.628	9.00	(6.59)	(10.56)

Distributions

Dividends from Net Investment Income	(.386)	(.188)	(.18)	(.27)	—

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.386)	(.188)	(.18)	(.27)	—

Net Asset Value, End of Period	$52.91	$45.84	$41.40	$32.58	$39.44

Total Return	16.32%	11.19%	27.73%	-16.90%	-21.12%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,110	$513	$390	$246	$267

Ratio of Total Expenses to Average Net Assets[4]	0.24%	0.30%	0.36%	0.36%	0.36%[5]

Ratio of Net Investment Income to
Average Net Assets	0.96%[3]	0.47%	0.45%	0.49%	0.56%[5]

PortfolioTurnover Rate	88%	88%	91%	104%	53%

1	Inception.
2	The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
3	Net investment income per share and the ratio of net investment income to average net assets include $0.184 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.00%, 0.00%, and 0.02%.
5	Annualized.

    See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index; the basic fee of Franklin Portfolio Associates, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $684,000 for the year ended September 30, 2005.

For the year ended September 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets, before an increase of $106,000 based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $669,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.67% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2005, these arrangements reduced the fund's expenses by $1,029,000 (an annual rate of 0.02% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2005, the fund realized net foreign currency losses of $98,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2005, the fund had $25,289,000 of ordinary income available for distribution. The fund had available realized losses of $417,320,000 to offset future net capital gains of $61,202,000 through September 30, 2010, and $356,118,000 through September 30, 2011.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $826,548,000, consisting of unrealized gains of $942,101,000 on securities that had risen in value since their purchase and $115,553,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	455	140,402	876

E-mini S&P 500 Index	848	52,334	96

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended September 30, 2005, the fund purchased $4,552,133,000 of investment securities and sold $4,292,833,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2005, was $77,421,000, for which the fund received cash collateral of $78,595,000.

H.     Capital share transactions for each class of shares were:

	Year Ended September 30,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	761,581	47,482	834,387	56,464

Issued in Lieu of Cash Distributions	28,186	1,757	9,742	672

Redeemed	(1,000,168)	(61,446)	(416,345)	(28,101)

Net Increase (Decrease)—Investor Shares	(210,401)	(12,207)	427,784	29,035

Admiral Shares

Issued	575,357	11,175	188,279	4,102

Issued in Lieu of Cash Distributions	3,187	64	1,611	36

Redeemed	(72,737)	(1,457)	(107,110)	(2,374)

Net Increase (Decrease)—Admiral Shares	505,807	9,782	82,780	1,764

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $33,583,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2005

	One Year	Five Years	Ten Years
Returns Before Taxes	16.12%	-2.54%	9.17%
Returns After Taxes on Distributions	16.01	-3.29	7.01
Returns After Taxes on Distributions and Sale of Fund Shares	10.62	-2.48	6.93

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,086.04	$2.09
Admiral Shares	1,000.00	1,086.89	1.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$2.03
Admiral Shares	1,000.00	1,023.97	1.12

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with the fund’s three investment advisors: Wellington Management Company, LLP; Franklin Portfolio Associates, LLC; and The Vanguard Group, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board decided to renew the arrangements based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm. The board considered the following:

Wellington Management Company. Wellington is an investment advisory firm founded in 1928. Robert D. Rands, CFA, senior vice president of Wellington Management, has worked in investment management since 1966 and has managed a portion of the fund’s assets since 1994.

Franklin Portfolio Associates. Franklin is an investment advisory firm founded in 1982. John S. Cone, CFA, president of Franklin, has worked in investment management since 1982 and has managed a portion of the fund’s assets since 1999.

The Vanguard Group. Vanguard, through its Quantitative Equity Group, has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $630 billion in assets (stocks and bonds). Portfolio manager Joel M. Dickson has worked in investment management for Vanguard since 1996 and has managed a portion of the fund since 2003.

The board concluded that the advisors’ experience, stability, and performance, among other factors, warranted continuations of their advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The advisors have carried out their investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington or Franklin in determining whether to approve the advisory fees, because Wellington and Franklin are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not consider a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules for Wellington and Franklin. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Wellington and Franklin increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase. The advisory arrangements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment adviser will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated adviser. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, Morgan, VIPERs, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q260 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2005: $20,000
Fiscal Year Ended August 31, 2004: $20,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended August 31, 2005: $2,152,740
Fiscal Year Ended August 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended August 31, 2005: $382,200
Fiscal Year Ended August 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended August 31, 2005: $98,400
Fiscal Year Ended August 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended August 31, 2005: $0
Fiscal Year Ended August 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2005: $98,400
Fiscal Year Ended August 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.